Earnings Per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share
Earnings Per Share

26. Earnings Per Share

The following table presents the computation of basic and diluted earnings per share of common stock.

	For the year ended December 31,
($ thousands, except per share amounts)	2015	2014	2013
Numerator:
Net (loss) income attributable to IGT PLC	(75,574)	86,162	201,605

Denominator:
Weighted average shares, basic	192,398	173,792	173,315
Incremental shares under stock based compensation plans	—	698	329

Weighted average shares, diluted	192,398	174,490	173,644

Basic earnings (loss) per share attributable to IGT PLC	(0.39)	0.50	1.16
Diluted earnings (loss) per share attributable to IGT PLC	(0.39)	0.49	1.16

Stock options to purchase 1.1 million common shares in 2015 and 0.5 million common shares in 2013 were outstanding, but were not included in the computation of diluted earnings per share because the exercise price of the options was greater than the average market price of the common shares for the full year, and therefore, the effect would have been antidilutive. In addition, 1.5 million outstanding stock options and unvested restricted stock awards were excluded from the computation of diluted earnings per share in 2015 because including them would have had an antidilutive effect due to the net loss position of the Company. There were no stock options outstanding in 2014 that were considered antidilutive and not included in the diluted earnings per share calculation.